UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

890 Santa Cruz
Menlo Park, CA 94025
 (Address of principal executive offices)

(650) 241-9330
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Bridge Financing

On January 15, 2014, AntriaBio, Inc. (the “Company” “we” “us” and “our”) closed a private placement financing transaction (the “Bridge Financing”) with a number of accredited investors.  Pursuant to a Subscription Agreement (the “Subscription Agreement”) and other Bridge Financing transaction documents, we issued 8% unsecured convertible promissory notes (each a “Note” and collectively, the “Notes”) with an attached common stock purchase warrant (each a “Warrant” and collectively, the “Warrants”) to purchase shares of our common stock equal to one-half of the principal amount of such Note.  We received gross cash proceeds of $ $2,703,000, excluding placement agent compensation, transaction costs, fees and expenses in the Bridge Financing.

Notes

The Notes bear interest at a rate of 8% per annum and are payable in a single cash payment on the date that is six (6) months from the date of issuance (the “Maturity Date”).   In the event we issue equity securities in a transaction or series of related transactions (the “Qualified Financing”) resulting in aggregate gross proceeds to us of at least $3,000,000, the Notes and any accrued but unpaid interest thereon will automatically convert into equity securities issued pursuant to the Qualified Financing at a conversion price equal to $0.21 per share (the “Conversion Price”).  In the event the Notes are not automatically converted pursuant to a Qualified Financing prior to the Maturity Date, the holders of the Notes may elect to voluntarily convert the Notes into shares of our common stock (the “Conversion Shares”) at the Conversion Price.

Warrants

The Warrants permit the holders to purchase shares of our common stock at an exercise price of $0.315 (the “Exercise Price”) per share (each a “Warrant Share” and collectively, the “Warrant Shares”) for a period of three years.  The Exercise Price and the number of Warrant Shares is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

Bridge Conversion Warrant

As part of the compensation we agreed to pay the placement agent (the “Placement Agent”), we will issue to the Placement Agent a warrant (the “Bridge Conversion Warrant”) to purchase such number of shares of the Company’s common stock equal to 15% of the total outstanding principal amount of the Notes issued in the Bridge Financing that are converted into our equity securities. The Bridge Conversion Warrant is exercisable for seven (7) years from the date of issuance with a per share exercise price of $0.26.  The Bridge Conversion Warrant contains cashless exercise rights, and shall be adjusted both as to the number of shares and price into which and at which they are exercisable, based on any splits, conversions, or reorganizations that affect the Company’s common stock. Additionally, in the event that we reduce the strike or exercise price of any of its outstanding options or warrants, we will reduce the exercise price of the Bridge Conversion Warrants by the same percentage.  We will file the form of the Bridge Conversion Warrant on a Form 8-K upon issuance of the Bridge Conversion Warrants to the Placement Agent.

Registration Rights

In connection with the issuance of the Notes, the Warrants and the Bridge Conversion Warrant, we granted the holders thereof registration rights whereby we agreed that within thirty (30) days following the final closing of a Qualified Financing, we will file a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the Conversion Shares and the Warrant Shares.  We agreed to take all necessary actions and make all necessary filings to keep the Registration Statement effective for a period that extends from the first date on which the United States Securities and Exchange Commission (the “SEC”) issues an order of effectiveness in relation to the Registration Statement until such date as our legal counsel issues a legal opinion asserting that the Conversion Shares and Warrant Shares are available for resale under Rule 144 of the Securities Act.

The foregoing description of the Notes, the Warrants and the Subscription Agreement is not intended to be complete and is qualified in its entirety by the complete text of the form of the Note, the Warrant and the Subscription Agreement, are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K.

8% Convertible Unsecured Notes

In connection with the Bridge Financing, we entered into letter agreements (the "Letter Agreements") with certain holders (the "Existing Holders") of an aggregate principal amount of $2,932,500 of our outstanding 8% convertible promissory notes (the "Existing Notes").  Pursuant to the terms of the Letter Agreements, the Existing Holders agreed to amend their Existing Notes to: (i) fix the conversion price for the conversion of the Existing Notes into shares of our common stock at $0.25 per share; (ii) require mandatory conversion of the Existing Notes upon a Qualified Financing; and (iii) change the definition of "qualified financing" in each Existing Note.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Notes and the Warrants and the issuance of shares of our common stock upon the exercise or conversion thereof  have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01. Regulation FD Disclosure.

On January 16, 2014, we issued the press release attached hereto as Exhibit 99.1 announcing the closing of the Bridge Financing.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Subscription Agreement
99.1	Press Release, dated January 16, 2014*

* The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: January 16, 2014	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Subscription Agreement
99.1	Press Release, dated January 16, 2014*

* The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.